EXHIBIT 99.9
                                                                    ------------

                                THE MORTGAGE POOL


GENERAL

     The Mortgage Pool consists of approximately 1,910 conventional, one- to four-family, adjustable-rate Mortgage Loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of May 1, 1998 (the "Cut-off Date") of approximately $214,959,708, after application of scheduled payments due on or before the Cut-off Date whether or not received, subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years.

     References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

     Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 55.36%, approximately 8.96% and approximately 17.07% of the Mortgage Loans, after an initial period of approximately two years, three years and five years, respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described in the Prospectus Supplement) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 2.00% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     Approximately 62.86% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of six years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the prepayment charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution on the Offered Certificates.

     None of the Mortgage Loans are Buydown Mortgage Loans.

     Approximately 34.44% of the Mortgage Loans are secured by Mortgaged Properties located in the State of California. The aggregate principal balance of Mortgage Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $1,773,134.

     The average principal balance of the Mortgage Loans at origination was approximately $112,912. No Mortgage Loan had a principal balance at origination greater than approximately $1,137,500 or less than approximately $15,750. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $112,544. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $1,130,635 or less than approximately $15,719.

     The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 6.990% per annum to approximately 14.800% per annum, and the weighted average Mortgage Rate was approximately 9.696% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 3.500% to approximately 10.456%, Minimum Mortgage Rates ranging from approximately 6.500% per annum to approximately 15.990% per annum and Maximum Mortgage Rates ranging from approximately 10.950% per annum to approximately 22.990% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately 6.639%, the weighted average Minimum Mortgage Rate was approximately 9.585% per annum and the weighted average Maximum Mortgage Rate was approximately 16.251% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in January 2003 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is April 2000.

     Approximately 19.72% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 80%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 75.43%. At origination, no Mortgage Loan will have a loan-to-value ratio greater than approximately 92.67% or less than approximately 16.67%.

     The weighted average remaining term to maturity of the Mortgage Loans will be approximately 29 years and 5 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to May 1997 or after June 1998, or will have a remaining term to maturity of less than 13 years and 11 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is May 2028.

     The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

         PRINCIPAL BALANCES OF THE INITIAL MORTGAGE LOANS AT ORIGINATION


                                                              AGGREGATE              % OF
                                                              ORIGINAL             AGGREGATE
                                                NUMBER        PRINCIPAL             ORIGINAL
            RANGE ($)                          OF LOANS        BALANCE          PRINCIPAL BALANCE
            ---------                          --------   ----------------      ------------------
        0.01 -         50,000.00 ..........      328      $  12,125,339.00              5.62%
   50,000.01 -        100,000.00 ..........      800         59,251,822.52             27.47
  100,000.01 -        150,000.00 ..........      417         50,673,318.00             23.50
  150,000.01 -        200,000.00 ..........      161         27,575,136.06             12.79
  200,000.01 -        250,000.00 ..........       75         16,628,875.00              7.71
  250,000.01 -        300,000.00 ..........       55         15,015,425.00              6.96
  300,000.01 -        350,000.00 ..........       22          7,144,470.00              3.31
  350,000.01 -        400,000.00 ..........       14          5,318,950.00              2.47
  400,000.01 -        450,000.00 ..........       14          5,952,150.00              2.76
  450,000.01 -        500,000.00 ..........        2            976,400.00              0.45
  500,000.01 -        550,000.00 ..........        6          3,144,000.00              1.46
  550,000.01 -        600,000.00 ..........        5          2,830,250.00              1.31
  600,000.01 -        650,000.00 ..........        2          1,240,000.00              0.57
  650,000.01 -        700,000.00 ..........        2          1,386,250.00              0.64
  700,000.01 -        750,000.00 ..........        1            750,000.00              0.35
  750,000.01 -        800,000.00 ..........        2          1,560,000.00              0.72
  900,000.01 -        950,000.00 ..........        2          1,852,500.00              0.86
1,050,000.01 -      1,100,000.00 ..........        1          1,100,000.00              0.51
1,100,000.01 -      1,150,000.00 ..........        1          1,137,500.00              0.53
                                               -----      ----------------              ----

    Total..................................    1,910      $ 215,662,385.58            100.00
                                               =====      ================            ======



     PRINCIPAL BALANCES OF THE INITIAL MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                               AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
   RANGE ($)                                   OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
   ---------                                   --------   -----------------     -----------------
        0.01 -         50,000.00............     328      $  12,083,479.76              5.62%
   50,000.01 -        100,000.00............     801         59,162,546.90             27.52
  100,000.01 -        150,000.00............     419         50,852,011.51             23.66
  150,000.01 -        200,000.00............     158         27,026,805.16             12.57
  200,000.01 -        250,000.00............      75         16,578,476.84              7.71
  250,000.01 -        300,000.00............      55         14,971,738.02              6.96
  300,000.01 -        350,000.00............      22          7,123,069.73              3.31
  350,000.01 -        400,000.00............      14          5,303,332.39              2.47
  400,000.01 -        450,000.00............      14          5,933,816.57              2.76
  450,000.01 -        500,000.00............       2            972,608.37              0.45
  500,000.01 -        550,000.00............       7          3,684,756.74              1.71
  550,000.01 -        600,000.00............       4          2,272,146.02              1.06
  600,000.01 -        650,000.00............       2          1,234,702.26              0.57
  650,000.01 -        700,000.00............       2          1,381,549.10              0.64
  700,000.01 -        750,000.00............       1            747,618.59              0.35
  750,000.01 -        800,000.00............       2          1,558,176.69              0.72
  900,000.01 -        950,000.00............       2          1,846,585.26              0.86
1,050,000.01 -      1,100,000.00............       1          1,095,653.72              0.51
1,100,000.01 -      1,150,000.00............       1          1,130,634.59              0.53
                                               -----      ----------------            ------

    Total...................................   1,910      $ 214,959,708.22            100.00
                                               =====      ================            ======




           MORTGAGE RATES OF THE INITIAL MORTGAGE LOANS AT ORIGINATION


                                                               AGGREGATE          % OF AGGREGATE
                                                           PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                              NUMBER       OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)                            OF LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                            --------     ------------------     -----------------
 6.500 -  6.999........................          4        $     495,316.90              0.23%
 7.000 -  7.499........................         13            2,340,814.18              1.09
 7.500 -  7.999........................         52            5,676,899.41              2.64
 8.000 -  8.499........................         85           10,948,642.74              5.09
 8.500 -  8.999........................        376           54,801,963.47             25.49
 9.000 -  9.499........................        255           30,297,250.00             14.09
 9.500 -  9.999........................        481           54,027,499.72             25.13
10.000 - 10.499........................        161           16,428,071.38              7.64
10.500 - 10.999........................        213           20,788,569.44              9.67
11.000 - 11.499........................         99            6,756,563.20              3.14
11.500 - 11.999........................         85            6,511,014.80              3.03
12.000 - 12.499........................         34            2,264,424.99              1.05
12.500 - 12.999........................         23            1,685,271.27              0.78
13.000 - 13.499........................         13              882,304.27              0.41
13.500 - 13.999........................         10              780,026.20              0.36
14.000 - 14.499........................          3              156,504.27              0.07
14.500 - 14.999........................          2               93,824.50              0.04
15.500 - 15.999........................          1               24,747.48              0.01
                                             -----          --------------            ------

     Total.............................      1,910        $ 214,959,708.22            100.00%
                                             =====        ================            ======



       MORTGAGE RATES OF THE INITIAL MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                               AGGREGATE          % OF AGGREGATE
                                                           PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                              NUMBER       OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)                            OF LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                            --------     ------------------     -----------------
 6.500 -  6.999........................          1        $     120,925.46              0.06%
 7.000 -  7.499........................         10            1,975,459.32              0.92
 7.500 -  7.999........................         48            5,409,243.16              2.52
 8.000 -  8.499........................         78           10,489,810.59              4.88
 8.500 -  8.999........................        351           51,777,361.28             24.09
 9.000 -  9.499........................        227           26,910,162.51             12.52
 9.500 -  9.999........................        451           50,891,011.86             23.67
10.000 - 10.499........................        166           17,701,813.48              8.23
10.500 - 10.999........................        239           24,224,551.55             11.27
11.000 - 11.499........................        137           10,845,130.29              5.05
11.500 - 11.999........................         95            7,380,837.88              3.43
12.000 - 12.499........................         43            2,939,332.73              1.37
12.500 - 12.999........................         30            2,099,158.58              0.98
13.000 - 13.499........................         15              920,255.90              0.43
13.500 - 13.999........................         11              903,305.32              0.42
14.000 - 14.499........................          6              277,523.81              0.13
14.500 - 14.999........................          2               93,824.50              0.04
                                             -----          --------------            ------

     Total.............................      1,910        $ 214,959,708.22            100.00%
                                             =====        ================            ======

              MAXIMUM MORTGAGE RATES OF THE INITIAL MORTGAGE LOANS


                                                              AGGREGATE            % OF AGGREGATE
                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MAXIMUM                                   NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                            OF LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                            --------     -----------------      -----------------
10.500 - 10.999........................          1        $     167,642.69               0.08%
11.500 - 11.999........................         15            2,439,484.63               1.13
12.000 - 12.499........................         13            1,605,878.59               0.75
12.500 - 12.999........................         27            2,944,448.55               1.37
13.000 - 13.499........................         15            1,479,706.30               0.69
13.500 - 13.999........................         87            8,439,881.16               3.93
14.000 - 14.499........................         14            1,808,906.16               0.84
14.500 - 14.999........................         66            8,810,977.84               4.10
15.000 - 15.499........................         87           11,401,869.48               5.30
15.500 - 15.999........................        351           50,020,313.08              23.27
16.000 - 16.499........................        239           28,168,147.49              13.10
16.500 - 16.999........................        421           48,167,418.19              22.41
17.000 - 17.499........................        147           14,605,635.82               6.79
17.500 - 17.999........................        191           17,946,054.62               8.35
18.000 - 18.499........................         87            6,122,883.19               2.85
18.500 - 18.999........................         71            5,522,529.84               2.57
19.000 - 19.499........................         27            1,743,697.41               0.81
19.500 - 19.999........................         23            1,866,530.85               0.87
20.000 - 20.499........................         13              882,304.27               0.41
20.500 - 20.999........................         10              584,312.50               0.27
21.000 - 21.499........................          2              112,513.58               0.05
21.500 - 21.999........................          2               93,824.50               0.04
22.500 - 22.999........................          1               24,747.48               0.01
                                             --------      --------------             -------

     Total.............................      1,910        $ 214,959,708.22            100.00%
                                             =====        ================            ======

              MINIMUM MORTGAGE RATES OF THE INITIAL MORTGAGE LOANS


                                                              AGGREGATE           % OF AGGREGATE
                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MINIMUM                                   NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                            OF LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                            --------     -----------------     -----------------
 6.500 -  6.999........................          4        $     495,316.90              0.23%
 7.000 -  7.499........................         13            2,340,814.18              1.09
 7.500 -  7.999........................         52            5,676,899.41              2.64
 8.000 -  8.499........................         85           10,948,642.74              5.09
 8.500 -  8.999........................        376           54,801,963.47             25.49
 9.000 -  9.499........................        255           30,297,250.00             14.09
 9.500 -  9.999........................        481           54,027,499.72             25.13
10.000 - 10.499........................        161           16,428,071.38              7.64
10.500 - 10.999........................        213           20,788,569.44              9.67
11.000 - 11.499........................         99            6,756,563.20              3.14
11.500 - 11.999........................         85            6,511,014.80              3.03
12.000 - 12.499........................         34            2,264,424.99              1.05
12.500 - 12.999........................         23            1,685,271.27              0.78
13.000 - 13.499........................         13              882,304.27              0.41
13.500 - 13.999........................         10              780,026.20              0.36
14.000 - 14.499........................          3              156,504.27              0.07
14.500 - 14.999........................          2               93,824.50              0.04
15.500 - 15.999........................          1               24,747.48              0.01
                                             -----        ----------------            ------

     Total.............................      1,910        $ 214,959,708.22            100.00%
                                             =====        ================            ======

                   GROSS MARGINS OF THE INITIAL MORTGAGE LOANS


                                                       AGGREGATE           % OF AGGREGATE
                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                      NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                     OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                     --------     ------------------     -----------------
 3.500 -  3.749 ...............          2        $     752,621.63              0.35%
 3.750 -  3.999 ...............          1               95,891.32              0.04
 4.000 -  4.249 ...............          1               44,267.22              0.02
 4.250 -  4.499 ...............          2              282,269.37              0.13
 4.500 -  4.749 ...............         11            1,158,677.85              0.54
 4.750 -  4.999 ...............         28            3,839,124.98              1.79
 5.000 -  5.249 ...............          7              719,992.80              0.33
 5.250 -  5.499 ...............         41            5,376,896.95              2.50
 5.500 -  5.749 ...............        102           12,999,019.53              6.05
 5.750 -  5.999 ...............        115           14,524,317.42              6.76
 6.000 -  6.249 ...............        113           14,400,358.95              6.70
 6.250 -  6.499 ...............        144           17,459,265.46              8.12
 6.500 -  6.749 ...............        636           67,170,282.19             31.25
 6.750 -  6.999 ...............        125           13,242,414.70              6.16
 7.000 -  7.249 ...............         40            5,359,627.67              2.49
 7.250 -  7.499 ...............         72            6,784,678.02              3.16
 7.500 -  7.749 ...............        141           17,272,568.12              8.04
 7.750 -  7.999 ...............        302           31,593,381.62             14.70
 8.000 -  8.249 ...............          4              284,054.82              0.13
 8.250 -  8.499 ...............          3              129,980.09              0.06
 8.500 -  8.749 ...............          6              339,332.92              0.16
 9.000 -  9.249 ...............          2              120,449.79              0.06
 9.250 -  9.499 ...............          4              385,713.72              0.18
 9.500 -  9.749 ...............          1              115,830.48              0.05
 9.750 -  9.999 ...............          2               78,889.65              0.04
10.000 - 10.249 ...............          3              335,976.45              0.16
10.250 - 10.499 ...............          2               93,824.50              0.04
                                     -----        ----------------            ------

    Total......................      1,910        $ 214,959,708.22            100.00%
                                     =====        ================            ======

           ORIGINAL LOAN-TO-VALUE RATIOS OF THE INITIAL MORTGAGE LOANS


                                                           AGGREGATE            % OF AGGREGATE
                                                       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                           NUMBER      OUTSTANDING AS OF       OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                   OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------                   --------     ------------------      -----------------
Less than or equal to 25.00 ........          9        $     357,160.24             0.17%
25.01 - 30.00 ......................          7              336,479.24             0.16
30.01 - 35.00 ......................         11              733,825.78             0.34
35.01 - 40.00 ......................          7              371,644.49             0.17
40.01 - 45.00 ......................         18            1,430,676.75             0.67
45.01 - 50.00 ......................         19            1,211,815.20             0.56
50.01 - 55.00 ......................         41            3,780,276.60             1.76
55.01 - 60.00 ......................         74            7,752,904.65             3.61
60.01 - 65.00 ......................        129           15,182,365.79             7.06
65.01 - 70.00 ......................        242           22,585,054.40            10.51
70.01 - 75.00 ......................        418           45,873,527.08            21.34
75.01 - 80.00 ......................        606           72,946,203.88            33.93
80.01 - 85.00 ......................        226           28,252,453.21            13.14
85.01 - 90.00 ......................        100           13,635,971.65             6.34
90.01 - 95.00 ......................          3              509,349.26             0.24
                                          -----        ----------------          ------

    Total...........................      1,910        $ 214,959,708.22          100.00%
                                          =====        ================          ======

           GEOGRAPHIC DISTRIBUTION OF THE INITIAL MORTGAGED PROPERTIES


                                                           AGGREGATE         % OF AGGREGATE
                                                       PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER      OUTSTANDING AS OF    OUTSTANDING AS OF
LOCATION                                  OF LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------                                  --------     -----------------    -----------------
Alabama .........................             2        $     127,643.31            0.06%
Arizona .........................            70            6,880,366.99            3.20
Arkansas ........................             1              157,748.20            0.07
California ......................           436           74,035,646.94           34.44
Colorado ........................           104           10,968,527.42            5.10
Connecticut .....................             1              379,010.70            0.18
Delaware ........................             1               91,686.37            0.04
District of Columbia ............             1              121,315.34            0.06
Florida .........................            66            6,351,127.59            2.95
Georgia .........................            20            1,796,170.23            0.84
Hawaii ..........................             5            1,057,690.31            0.49
Idaho ...........................            12            1,026,517.03            0.48
Illinois ........................           261           30,978,574.83           14.41
Indiana .........................            52            3,275,822.05            1.52
Iowa ............................             7              553,951.71            0.26
Kansas ..........................            29            1,943,153.36            0.90
Kentucky ........................             5              268,616.55            0.12
Louisiana .......................             1               27,612.10            0.01
Maryland ........................             7              921,312.88            0.43
Massachusetts ...................             8              871,847.59            0.41
Michigan ........................            34            3,096,703.99            1.44
Minnesota .......................            88            7,224,940.34            3.36
Missouri ........................            46            2,621,154.31            1.22
Montana .........................             7              801,478.20            0.37
Nevada ..........................            32            4,207,646.51            1.96
New Hampshire ...................             1              121,836.05            0.06
New Jersey ......................            21            2,627,417.08            1.22
New Mexico ......................            30            3,024,957.65            1.41
North Carolina ..................            17            1,099,384.84            0.51
Ohio ............................           148            9,477,619.50            4.41
Oklahoma ........................             3              201,682.93            0.09
Oregon ..........................            55            7,161,158.95            3.33
Pennsylvania ....................            56            4,133,992.76            1.92
South Carolina ..................             8              561,556.44            0.26
Tennessee .......................            10              837,024.08            0.39
Texas ...........................            84            8,139,190.91            3.79
Utah ............................            59            6,534,824.31            3.04
Virginia ........................             5              691,071.61            0.32
Washington ......................            38            4,837,407.16            2.25
West Virginia ...................             3              139,160.71            0.06
Wisconsin .......................            75            5,526,010.20            2.57
Wyoming .........................             1               59,148.19            0.03
                                          -----        ----------------          ------

    Total...........................      1,910        $ 214,959,708.22          100.00%
                                          =====        ================          ======

             MORTGAGED PROPERTY TYPES OF THE INITIAL MORTGAGE LOANS


                                                           AGGREGATE           % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                           NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                             OF LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------                             --------     ------------------     -----------------
Single Family ...................         1,639        $ 184,356,455.60              85.76%
Two- to Four-Family .............           124           11,904,323.42               5.54
Condominium .....................            58            5,439,457.06               2.53
Planned Unit Development ........            83           12,767,976.56               5.94
Manufactured Housing ............             5              417,435.99               0.19
Modular Home ....................             1               74,059.59               0.03
                                          -----        ----------------             ------

    Total...........................      1,910        $ 214,959,708.22             100.00%
                                          =====        ================             ======



        MORTGAGED PROPERTY OCCUPANCY STATUS OF THE INITIAL MORTGAGE LOANS


                                                            AGGREGATE          % OF AGGREGATE
                                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER       OUTSTANDING AS OF     OUTSTANDING AS OF
OCCUPANCY STATUS                          OF LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------                          --------     ------------------     -----------------
Owner-Occupied .....................      1,664        $ 195,437,260.41              90.92%
Secondary ..........................         16            1,609,350.52               0.75
Non Owner Occupied .................        230           17,913,097.29               8.33
                                          -----        ----------------             ------

    Total...........................      1,910        $ 214,959,708.22             100.00%
                                          =====        ================             ======

     The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.



                      PURPOSE OF THE INITIAL MORTGAGE LOANS


                                                           AGGREGATE           % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                           NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                              OF LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
------------                              --------     ------------------     -----------------
Purchase............................        432        $   46,288,755.71             21.53%
Equity-out Refinance................      1,042         115,990,254.95               53.96
Rate-term Refinance.................        436         52,680,697.56                24.51
                                          -----        ----------------             ------

    Total...........................      1,910        $ 214,959,708.22             100.00%
                                          =====        ================             ======

                   LOAN PROGRAMS OF THE INITIAL MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------     ------------------     -----------------
Full or Limited Documentation Program..................      1,416       $156,701,339.34               72.90%
Stated Income Documentation Program....................        494         58,258,368.88               27.10
                                                             -----       ---------------              ------

    Total..............................................      1,910       $214,959,708.22              100.00%
                                                             =====       ===============              ======

              NEXT ADJUSTMENT DATES FOR THE INITIAL MORTGAGE LOANS

                                                                            AGGREGATE          % OF AGGREGATE
                                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                             OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------                             --------     -----------------      -----------------
June 1998...............................................    125        $ 15,182,118.26              7.06%
July 1998...............................................     33           4,598,542.72              2.14
August 1998.............................................     10             818,311.32              0.38
September 1998..........................................     32           4,244,318.78              1.97
October 1998............................................     52           5,247,145.60              2.44
November 1998...........................................    107          10,160,077.45              4.73
June 1999...............................................      1             125,343.75              0.06
July 1999...............................................      6             360,981.29              0.17
August 1999.............................................     28           2,823,762.88              1.31
September 1999..........................................    118          15,898,352.46              7.40
October 1999............................................    150          17,906,034.41              8.33
November 1999...........................................    122          13,615,009.43              6.33
December 1999...........................................    435          42,080,515.72             19.58
January 2000............................................    145          15,646,964.59              7.28
February 2000...........................................      2             181,554.27              0.08
April 2000..............................................     28           3,047,619.52              1.42
May 2000................................................     69           7,024,785.58              3.27
September 2000..........................................      4             579,028.67              0.27
October 2000............................................     17           2,660,778.18              1.24
November 2000...........................................     64           8,966,161.69              4.17
December 2000...........................................     34           4,683,766.12              2.18
January 2001............................................     12           1,615,202.63              0.75
April 2001..............................................      2             229,195.04              0.11
May 2001................................................      6             673,400.00              0.31
August 2002.............................................      1             149,317.39              0.07
September 2002..........................................      2             121,372.47              0.06
October 2002............................................      1              43,329.89              0.02
November 2002...........................................     27           2,787,322.15              1.30
December 2002...........................................    244          29,548,814.78             13.75
January 2003............................................     32           3,860,814.74              1.80
December 2003...........................................      1              79,766.44              0.04
                                                          -----        ---------------            ------

     Total..............................................  1,910        $214,959,708.22            100.00%
                                                          =====        ===============            ======

                  RISK CATEGORIES OF THE INITIAL MORTGAGE LOANS


                                                                            AGGREGATE          % OF AGGREGATE
                                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                           OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                                           --------     -----------------      -----------------
A+ .....................................................    452        $ 54,952,615,41             25.56
A+MO* ..................................................     68           7,170,763.79              3.34
A- .....................................................    656          80,512,530.94             37.45
A-MO* ..................................................     34           3,136,781.10              1.46
B ......................................................    298          33,399,708.23             15.54
B+ .....................................................      1             104,475.56              0.05
B- .....................................................      1             101,034.01              0.05
C ......................................................    197          16,661,458.62              7.75
C- .....................................................    146          14,419,102.72              6.71
C-HS** .................................................     57           4,501,237.84              2.09
                                                         ------       -----------------           ------

     Total .............................................  1,910        $214,959,708.22            100.00%
                                                          =====        ===============            ======

*    Underwritten pursuant to the Mortgage Credit Only program.
**   Underwritten pursuant to the Home Saver program.